UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2024

SPRING VALLEY ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-41529 (Commission File Number)	98-1579063 (I.R.S. Employer Identification Number)

2100 McKinney Ave., Suite 1675

Dallas, TX 75201

(214) 308-5230

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, one right and one-half of one redeemable public warrant	SVIIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SVII	The Nasdaq Stock Market LLC
Rights included as part of the units to acquire one-tenth (1/10) of one share of Class A ordinary share	SVIIR	The Nasdaq Stock Market LLC
Redeemable public warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company            ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.	Other Events.

Founder Share Conversion

As previously announced, on January 10, 2024, Spring Valley Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), held an extraordinary general meeting of shareholders in lieu of an annual general meeting at which the Company’s shareholders approved, among other things, an amendment to the Company’s amended and restated memorandum and articles of association (as amended, the “Articles”) to change certain provisions which restricted the Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B ordinary shares”) from converting to Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A ordinary shares”) prior to the consummation of an initial business combination (the “Conversion Amendment Proposal”). In connection with the approval of the Conversion Amendment Proposal, on January 25, 2024, Spring Valley Acquisition Sponsor II, LLC (the “Sponsor”), voluntarily elected to convert 7,546,666 of its Class B ordinary shares to Class A ordinary shares, and the independent directors of the Company voluntarily elected to convert an aggregate of 120,000 Class B ordinary shares to Class A ordinary shares, in each case, on a one-for-one basis in accordance with the Articles (such conversions collectively, the “Founder Share Conversion,” and the Class A ordinary shares issued upon such conversion, the “Converted Class A Shares”).

The Sponsor and the independent directors waived any right to receive funds from the trust account established by the Company in connection with its initial public offering that was consummated on October 17, 2022 (the “Trust Account”) with respect to any Converted Class A Shares and no additional funds were deposited into the Trust Account in respect of any such Converted Class A Shares. The Converted Class A Shares will remain subject to the existing transfer restrictions on the Class B ordinary shares following such conversions.

After giving effect to the Founder Share Conversion, the number and class of shares of the Company that are issued and outstanding consist of:

•	22,304,432 Class A ordinary shares (constituted by 14,637,766 publicly-held Class A ordinary shares, 7,546,666 Sponsor-held Converted Class A Shares, and 120,000 director-held Converted Class A Shares); and

•	one Sponsor-held Class B ordinary share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2024	SPRING VALLEY ACQUISITION CORP. II

	By:	/s/ Christopher Sorrells
	Name:	Christopher Sorrells
	Title:	Chief Executive Officer

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